                                                                      Exhibit 23

                              [Letterhead of KPMG]

Haifa, March 26, 2001

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Granite Hacarmel Investments Limited, we hereby consent to the incorporation of our report dated March 8, 2001, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 333-61895, and No. 333-55970.


/s/ Somekh Chaikin
-------------------------------------
Certified Public Accountants (Israel)